UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2021 (November 4, 2021)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 WEST FRONT STREET, RED BANK, NEW JERSEY 07701
(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCFC	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 7.0% Series A Non-Cumulative, perpetual preferred stock)	OCFCP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreements

On November 4, 2021, OceanFirst Financial Corp. (“OceanFirst”), the parent company of OceanFirst Bank, National Association (“OceanFirst Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Partners Bancorp (“Partners”), a Maryland corporation and the parent company of The Bank of Delmarva, a Delaware chartered member bank (“Delmarva Bank”), and Virginia Partners Bank, a Virginia chartered member bank (“Virginia Partners Bank”), and Coastal Merger Sub Corp. (“Merger Sub”), a Maryland corporation and a wholly-owned subsidiary of OceanFirst. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge (the “First-Step Merger”) with and into Partners, with Partners as the surviving entity, and immediately following the effective time of the First-Step Merger, Partners will merge with and into OceanFirst, with OceanFirst as the surviving entity (together with the First-Step Merger, the “Integrated Mergers”). Immediately following the consummation of the Integrated Mergers, Delmarva Bank will merge with and into OceanFirst Bank, with OceanFirst Bank as the surviving bank (the “Delmarva Bank Merger”), and immediately following the effective time of the Delmarva Bank Merger, Virginia Partners Bank will merge with and into OceanFirst Bank, with OceanFirst Bank as the surviving bank (together with the Delmarva Bank Merger, the “Bank Mergers” and the Bank Mergers together with the Integrated Mergers, the “Mergers”).

The Merger Agreement has been approved by the boards of directors of each of OceanFirst and Partners. Subject to receiving the requisite approval of the Merger Agreement by Partners’ stockholders, the receipt of the Requisite Regulatory Approvals (as defined in the Merger Agreement) (the “Requisite Regulatory Approvals”) and the fulfillment of other customary closing conditions, the parties anticipate that the Mergers will close during the first half of 2022.

At the effective time of the First-Step Merger, each share of Partners common stock, par value $0.01 per share (“Partners Common Stock”), that is issued and outstanding immediately prior to the effective time of the First-Step Merger, other than Exception Shares (as defined in the Merger Agreement), will be converted into the right to receive either (a) 0.4512 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of OceanFirst (“OceanFirst Common Stock”) or (b) $10.00 (the “Per Share Cash Consideration”), in each case, at the election of the holder of Partners Common Stock, subject to (x) a maximum of forty percent (40%) of the shares of Partners Common Stock being convertible into cash and (y) the allocation and proration provisions of the Merger Agreement. No fractional shares of OceanFirst Common Stock will be issued in connection with the First-Step Merger. Instead, each holder of shares of Partners Common Stock who would otherwise be entitled to receive a fractional share of OceanFirst Common Stock will be entitled to receive an amount in cash equal to such fractional share multiplied by the Per Share Cash Consideration.

In addition, at the effective time of the First-Step Merger, each outstanding (a) option (whether vested or unvested) to purchase shares of Partners Common Stock will be canceled and extinguished and exchanged into the right to receive an amount in cash (without interest) equal to the in-the-money value of such Partners stock option, determined as the excess, if any, of (i) the Per Share Cash Consideration less (ii) the per-share exercise price of such Partners stock option, and (b) restricted stock award in respect of shares of Partners Common Stock (whether vested or unvested) will be canceled and extinguished and exchanged into the right to receive an amount in cash (without interest) equal to the Per Share Cash Consideration.

The Merger Agreement contains customary representations and warranties from both OceanFirst and Partners, each with respect to its and its subsidiaries’ businesses. In addition, the Merger Agreement includes customary covenants, including, among others, (a) covenants by each party relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the First-Step Merger, (b) covenants by Partners relating to Partners’ obligation to call a meeting of its stockholders to approve the Merger Agreement, (c) covenants by Partners, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement and (d) covenants by Partners not to, subject to certain exceptions, (i) initiate, solicit, knowingly encourage or knowingly facilitate (including by providing non-public information) any inquiries or proposals with respect to any acquisition proposals or (ii) engage in discussions with third parties relating to an alternative acquisition proposal.

The Merger Agreement provides certain termination rights for both OceanFirst and Partners, including, among others, if the closing of the Integrated Mergers has not been completed by November 4, 2022. If the Merger Agreement is terminated under certain circumstances, Partners may be obligated to pay OceanFirst a termination fee of approximately $7,400,000 million.

As described above, the consummation of the Mergers is subject to the satisfaction or waiver (where legally permissible) of a number of customary closing conditions, including, among others, (a) receipt of the requisite approval of the Merger Agreement by Partners’ stockholders, (b) receipt of all Requisite Regulatory Approvals, (c) the absence of any law or order prohibiting the closing of the Mergers, (d) the effectiveness of the registration statement to be filed by OceanFirst with the United States Securities and Exchange Commission (the “SEC”) with respect to the shares of OceanFirst Common Stock to be issued in the First-Step Merger and (e) authorization for listing on the Nasdaq of the shares of OceanFirst Common Stock to be issued in the First-Step Merger. In addition, each party’s obligation to consummate the Mergers is subject to the satisfaction or waiver certain other customary conditions, including, among others, (i) the accuracy of the representations and warranties of the other party, subject to certain materiality standards, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Integrated Mergers will together be treated as an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. In addition, OceanFirst’s obligation to consummate the Integrated Mergers is subject to no Requisite Regulatory Approval including or containing, and no governmental entity imposing or indicating in writing (or informing both parties) that it will impose, any Materially Burdensome Regulatory Condition (as defined in the Merger Agreement).

Pursuant to the terms of the Merger Agreement, at the effective time of the First-Step Merger, OceanFirst will appoint a current member (to be selected by OceanFirst’s Leadership Committee in consultation with the OceanFirst Board of Directors) of the Partners Board of Directors to the Boards of Directors of OceanFirst and OceanFirst Bank.

The Merger Agreement includes customary representations, warranties and covenants of Partners and OceanFirst made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are not intended to provide factual, business or financial information about Partners or OceanFirst or their respective subsidiaries. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or different from what a stockholder might view as material, may have been used for purposes of allocating risk between Partners and OceanFirst, rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the Merger Agreement. Therefore, the disclosure included in this Current

Report on Form 8-K regarding the Merger Agreement and the Mergers should be read together with the other information concerning OceanFirst and Partners and their respective subsidiaries that is publicly filed in reports and statements with the SEC.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01 Other Events.

Concurrently with the execution of the Merger Agreement, each of the directors and certain executive officers (in their capacity as stockholders) of Partners entered into separate voting and support agreements (collectively, the “Support Agreements”) with OceanFirst, in which each such stockholder agreed, among other things, pursuant to the terms and subject to the conditions set forth therein, to (a) vote the shares of Partners Common Stock owned beneficially or of record by such stockholder that he, she or it is entitled to vote (i) in favor of the approval of the Merger Agreement and related matters and (ii) against any proposal made in competition with the Mergers, (b) waive any applicable dissenters’ rights and (c) abide by certain restrictions with respect to the transfer of such stockholder’s shares of Partners Common Stock. The Support Agreements represent approximately 44% of the issued and outstanding shares of Partners Common Stock.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 4, 2021, by and among OceanFirst Financial Corp., Coastal Merger Sub Corp. and Partners Bancorp*

10.1	Form of Support Agreement

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*

The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OceanFirst agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction with Partners Bancorp (the “Transaction”); the expected timing of the completion of the Transaction; the ability to complete the Transaction; the ability to obtain any required regulatory, stockholder or other approvals, authorizations or consents; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Transaction; any statements of expectation or belief; any projections or plans related to certain financial or operational metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “could,” “may,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Partners Bancorp assumes any duty or obligation (and does not undertake) to update or supplement any forward-looking statements. Because forward-looking statements are, by their nature, to different degrees, uncertain and subject to numerous assumptions, risks and uncertainties, actual results or future events, circumstances or developments could differ, possibly materially, from those that OceanFirst or Partners Bancorp anticipated in its forward-looking statements, and future results and performance could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, under Item 1A “Risk Factors” in Partners Bancorp’s Annual Report on Form 10-K and those disclosed in OceanFirst’s and Partners Bancorp’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, OceanFirst’s and Partners Bancorp’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the Transaction; that required regulatory, stockholder or other approvals, authorizations or consents in connection with the Transaction are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Transaction; and diversion of management time as a result of the matters related to the Transaction. These risks, as well as other risks associated with the Transaction will be more fully discussed in the prospectus of OceanFirst and proxy statement of Partners Bancorp that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Transaction. The list of factors presented here, and the list of factors that will be presented in the registration statement on Form S-4, is not, and should not be, considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, OceanFirst or Partners Bancorp claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Transaction

This communication is being made in respect of the proposed transaction involving OceanFirst and Partners Bancorp.

In connection with the proposed transaction with Partners Bancorp, OceanFirst intends to file a registration statement on Form S-4 containing a prospectus of OceanFirst and proxy statement of Partners Bancorp and other documents with the SEC. Before making any voting or investment decision, the investors and stockholders of Partners Bancorp are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Partners Bancorp when they become available and any other documents filed by OceanFirst or Partners Bancorp with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Partners Bancorp and/or the proposed transaction. When available, copies of the prospectus of OceanFirst and proxy statement of Partners Bancorp will be mailed to the stockholders of Partners Bancorp. Partners Bancorp investors and stockholders are also urged to carefully review and consider each of OceanFirst’s and Partners Bancorp’s public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of OceanFirst and the proxy statement of Partners Bancorp also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from Partners Bancorp by accessing Partners Bancorp’s website at https://www.partnersbancorp.com/ under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

OceanFirst, Partners Bancorp and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Partners Bancorp’s stockholders in connection with the OceanFirst–Partners Bancorp transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 20, 2021. Information about the directors and executive officers of Partners Bancorp and their ownership of Partners Bancorp’s common stock is set forth in the proxy statement for Partners Bancorp’s 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 7, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of Partners Bancorp’s stockholders in connection with the OceanFirst–Partners Bancorp transaction may be obtained by reading the proxy statement of Partners Bancorp and prospectus of OceanFirst regarding the Partners Bancorp transaction when they become available. Once available, free copies of the proxy statement of Partners Bancorp and prospectus of OceanFirst may be obtained as described on the previous page.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For more information, please contact:

OceanFirst Financial Corp., 110 West Front Street, Red Bank, New Jersey 07701

Attn: Jill Hewitt

Partners Bancorp, 2245 Northwood Drive, Salisbury, Maryland 21801

Attn: Betsy Eicher, Chief Accounting Officer and Corporate Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael J. Fitzpatrick
Name:	Michael J. Fitzpatrick
Title:	Executive Vice President and Chief Financial Officer

Dated: November 4, 2021